Exhibit 10.1

CONFORMED COPY

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 (this “Amendment”), dated as of July 1, 2010, to and under the Credit Agreement (the “Credit Agreement”) dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages thereto as a “Lender” or that from time to time become parties thereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent, as amended.

W I T N E S S E T H:

WHEREAS, the Borrowers have requested an amendment to the Credit Agreement, among other things, to (i) permit the prepayment, repurchase or redemption of certain outstanding Subordinated Indebtedness of the Company and its Restricted Subsidiaries and (ii) clarify the provisions in the Credit Agreement relating to Defaulting Lenders, in each case, as more fully set forth herein; and

WHEREAS, the Borrowers, the Lenders signatory to a consent in the form set forth hereto as Exhibit A (an “Acknowledgment and Consent”) and the Administrative Agents have agreed, subject to the conditions herein provided, to amend the Credit Agreement on the terms and subject to the conditions herein provided.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, as amended hereby.

Section 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) by deleting the preamble in its entirety and inserting in lieu thereof the following:

CREDIT AGREEMENT dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED., a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions that (i) are listed on the signature pages hereto as a “Lender”, (ii) are Additional U.S. Dollar Lenders or (iii) from time to time become parties hereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent (such term and each other capitalized term used but not defined in this introductory statement having the meaning provided in Section 1), as amended, including by Amendment No. 1, dated as of December 23, 2005, by Amendment No. 2, Consent and Waiver, dated as of April 19, 2006, by Amendment No. 3, dated as of October 8, 2007 (the “Third Amendment Effective Date”) and by Amendment No. 4, dated as of July 1, 2010 (the “Fourth Amendment Effective Date”).

(b) by deleting the following definitions from Section 1.1 in their entirety: “Defaulting Malaysian Lender”, “Defaulting Multi-Currency Lender”, “Defaulting Term Lender”, “Defaulting U.S. Dollar Lender”, “Lender Default”.

(c) by inserting the following definitions in Section 1.1 in alphabetical order (which definitions, if applicable, shall replace in their entirety the corresponding definitions in such section and all references thereto):

“Available Commitments” shall mean, collectively, the U.S. Dollar Available Commitments, the Multi-Currency Available Commitments and the Malaysian Available Commitments.

“Cash Collateralize” means, in respect of an obligation, to provide and pledge (as a first priority perfected security interest) cash collateral in Dollars, at a location and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent (and “Cash Collateralization” has a corresponding meaning).

“Consolidated Liquidity” shall mean, at any time of determination, an amount determined for the Company and its Subsidiaries on a consolidated basis equal to the sum of (a) all cash and cash equivalents of the Company and its Subsidiaries and (b) the Available Commitments.

“Defaulting Lender” shall mean, at any time, a Lender as to which any Administrative Agent has determined in its sole discretion, acting in good faith, and has notified the Company that (i) such Lender has failed for three or more Business Days to comply with its obligations under this Agreement to make a Loan, make a payment to the Letter of Credit Issuer in respect of any payment made by the Letter of Credit Issuer under any Letter of Credit issued by it and/or make a payment to any Swingline Lender in respect of a Swingline Loan (each a “funding obligation”), (ii) such Lender has notified any Administrative Agent, or has stated publicly, that it will not comply with any such funding obligation hereunder, or has defaulted on its funding obligations (unless such funding obligation is the subject of a good faith dispute) under any other loan agreement or credit agreement or other financing agreement, (iii) such Lender has, for three or more Business Days, failed to confirm in writing to any Administrative Agent, in response to a written request of such Administrative Agent, that it will comply with its funding obligations hereunder, or (iv) a Lender Insolvency Event has occurred and is continuing with respect to such Lender (provided that neither the reallocation of funding obligations provided for in Section 13.24 (Reallocation of Defaulting Lender Commitment, Etc.) as a result of a Lender’s being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated funding obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender). The Administrative Agents will promptly send to all parties hereto a copy of any notice to the Company provided for in this definition.

“Defaulting Malaysian Lender” shall mean, at any time, any Malaysian Lender which is a Defaulting Lender at such time.

“Defaulting Multi-Currency Lender” shall mean, at any time, any Multi-Currency Lender which is a Defaulting Lender at such time.

“Defaulting Term Lender” shall mean, at any time, any Term Lender which is a Defaulting Lender at such time.

“Defaulting U.S. Dollar Lender” shall mean, at any time, any U.S. Dollar Lender which is a Defaulting Lender at such time.

“Designated Subordinated Notes” shall mean the 11 7/8% Senior Subordinated Notes issued pursuant to the Indenture dated December 1, 2005, among the Company, U.S. Opco, U.S. Wireless, the guarantors named therein and The Bank of New York, as Trustee, and outstanding as of the Fourth Amendment Effective Date.

“Fourth Amendment Effective Date” shall have the meaning provided in the preamble to this Agreement.

“Lender Insolvency Event” shall mean that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment.

“Malaysian Swingline Exposure” shall mean, with respect to any Malaysian Lender, at any time, the sum of (a) the amount of any then-outstanding Malaysian Swingline Loans in respect of which such Malaysian Swingline Lender has made (or is required to have made) payments to the Malaysian Swingline Lender pursuant to Section 2.1(d)(ii) at such time and (b) such Malaysian Lender’s Malaysian Revolving Credit Commitment Percentage of the Malaysian Swingline Loans then-outstanding (excluding the portion thereof consisting of then-outstanding Malaysian Swingline Loans in respect of which the Malaysian Lenders have made (or are required to have made) payments to the Malaysian Swingline Lender pursuant to Section 2.1 (d)(ii)).

“Multi-Currency Swingline Exposure” shall mean, with respect to any Multi-Currency Lender, at any time, the sum of (a) the amount of any then-outstanding Multi-Currency Swingline Loans in respect of which such Multi-Currency Swingline Lender has made (or is required to have made) payments to the Multi-Currency Swingline Lender pursuant to Section 2.1(d)(i) at such time and (b) such Multi-Currency Lender’s Multi-Currency Revolving Credit Commitment Percentage of the Multi-Currency Swingline Loans then-outstanding (excluding the portion thereof consisting of then-outstanding Multi-Currency Swingline Loans in respect of which the Multi-Currency Lenders have made (or are required to have made) payments to the Multi-Currency Swingline Lender pursuant to Section 2.1(d)(i)).

“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender or a Potential Defaulting Lender.

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Potential Defaulting Lender” means, at any time, a Lender (i) as to which any Administrative Agent has determined in its sole discretion, acting in good faith, and has notified the Company that an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of any financial institution affiliate of such Lender, (ii) as to which any Administrative Agent, the Letter of Credit Issuer or any Swingline Lender has determined in its sole discretion, acting in good faith, and has notified the Company and (in the case of the Letter of Credit Issuer or a Swingline Lender) the Administrative Agents that such Lender or its Parent Company or a financial institution affiliate thereof has notified any Administrative Agent, or has stated publicly, that it will not comply with its funding obligations (unless such funding obligation is the subject of a good faith dispute) under any other loan agreement or credit agreement or other financing agreement or (iii) that has, or whose Parent Company has, a non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency. The Administrative Agents will promptly send to all parties hereto a copy of any notice to the Company provided for in this definition.

“Swingline Exposure” shall mean, with respect to any Lender, at any time, the sum of such Lender’s (a) Malaysian Swingline Exposure and (b) Multi-Currency Swingline Exposure.

(d) by inserting a new Section 2.3(f) immediately following Section 2.3(e) as follows:

“(f) Right to Give Drawdown Notices. In furtherance of the foregoing, if any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, each of the Letter of Credit Issuer and each Swingline Lender is hereby authorized by the Borrowers (which authorization is irrevocable and coupled with an interest) to give, in its discretion, through the Administrative Agents, Notices of Borrowing pursuant to Section 2.3(b) in such amounts and in such times as may be required to (i) reimburse an Unpaid Drawing, (ii) repay an outstanding Swingline Loan and/or (iii) Cash Collateralize the obligations of the Borrowers in respect of outstanding Letters of Credit or Swingline Loans in an amount equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender or Potential Defaulting Lender in respect of such Letter of Credit or Swingline Loan.”

(e) by deleting Section 3.1(a) in its entirety and inserting in lieu thereof the following:

“(a) Subject to and upon the terms and conditions herein set forth herein, including Section 7.5, at any time and from time to time after the Closing Date and prior to the L/C Maturity Date, each U.S. Dollar Borrower may request that the Letter of Credit Issuer issue for the account of such U.S. Dollar Borrower a standby letter of credit or letters of credit in U.S. Dollars (the “Letters of Credit” and each, a “Letter of Credit”) in such form as may be approved by the Letter of Credit Issuer in its reasonable discretion.”

(f) by deleting paragraph 4.1(a)(vi) in its entirety.

(g) by inserting a new Section 4.1(e) immediately following Section 4.1(d) as follows:

“(e) Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to this Section 4.1 (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees), provided that (a) to the extent that a portion of the Letter of Credit Exposure or the Swingline Exposure of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 13.24 (Reallocation of Defaulting Lender Commitment, Etc.), such fees that would have accrued for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (b) to the extent any portion of such Letter of Credit Exposure or Swingline Exposure cannot be so reallocated, such fees will instead accrue for the benefit of and be payable to the Letter of Credit Issuer and the Swingline Lenders as their interests appear (and the pro rata payment provisions of this Section 4.1 (Fees) will automatically be deemed adjusted to reflect the provisions of this Section).”

(h) by inserting a new Section 7.5 (Defaulting Lenders) immediately following Section 7.4 (Malaysian U.S. Dollar Loans) as follows:

“7.5 Defaulting Lenders. In addition to the other conditions precedent herein set forth, if any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, the Letter of Credit Issuer will not be required to issue any Letter of Credit or to amend any outstanding Letter of Credit, and no Swingline Lender will be required to make any Swingline Loan, unless the Letter of Credit Issuer or such Swingline Lender, as the case may be, is satisfied that any exposure that would result therefrom is fully covered or eliminated by any combination satisfactory to the Letter of Credit Issuer or such Swingline Lender of the following:

(a) in the case of a Defaulting Lender, the Letter of Credit Exposure and the Swingline Exposure of such Defaulting Lender is reallocated, as to outstanding and future Letters of Credit and Swingline Loans, to the Non-Defaulting Lenders as provided in Section 13.24(a) (Reallocation of Defaulting Lender Commitment, Etc.);

(b) in the case of a Defaulting Lender or a Potential Defaulting Lender, without limiting the provisions of Section 13.23 (Cash Collateral Call), the Company Cash Collateralizes the obligations of the Borrowers in respect of such Letter of Credit or Swingline Loan in an amount equal to the aggregate amount of the unreallocated obligations (contingent or otherwise) of such Defaulting Lender or Potential Defaulting Lender in respect of such Letter of Credit or Swingline Loan, or makes other arrangements satisfactory to the Administrative Agents, the Letter of Credit Issuers and the Swingline Lenders in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender or Potential Defaulting Lender; and

(c) in the case of a Defaulting Lender or a Potential Defaulting Lender, then in the case of a proposed issuance of a Letter of Credit or making of a Swingline Loan, by an instrument or instruments in form and substance satisfactory to the Administrative Agents, and to the Letter of Credit Issuer and the relevant Swingline Lender, as the case may be, the Company agrees that the face amount of such requested Letter of Credit or the principal amount of such requested Swingline Loan will be reduced by an amount equal to the unreallocated, non-Cash Collateralized portion thereof as to which such Defaulting Lender or Potential Defaulting Lender would otherwise be liable, in which case the obligations of the Non-Defaulting Lenders in respect of such Letter of Credit or Swingline Loan will, subject to the first proviso below, be on a pro rata basis in accordance with the Commitments of the Non-Defaulting Lenders, and the pro rata payment provisions of Section 4.1 will be deemed adjusted to reflect this provision;

provided that (a) the sum of each Non-Defaulting Lender’s total Revolving Credit Exposure and total Letter of Credit Exposure may not in any event exceed the Commitment of such Non-Defaulting Lender, and (b) neither any such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto nor any such Cash Collateralization or reduction will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Letter of Credit Issuer, the Swingline Lenders or any other Lender may have against such Defaulting Lender, or cause such Defaulting Lender or Potential Defaulting Lender to be a Non-Defaulting Lender.”

(i) by deleting the word “or” immediately preceding clause (iii) of Section 10.7(a) and inserting a new clause (iv) immediately following clause (iii) as follows:

“or (iv) consisting of Designated Subordinated Notes; provided, that (A) no such prepayment, repurchase, redemption or other defeasance may be for a prepayment, repurchase or redemption price greater than the principal amount of the Designated Subordinated Notes being prepaid, repurchased, redeemed or otherwise defeased, plus accrued interest and premium, if applicable and (B) Consolidated Liquidity, determined on the date of any such prepayment, repurchase, redemption or other defeasance on a pro forma basis after giving effect thereto, shall exceed $200,000,000.”

(j) by deleting Section 11.3(a) in its entirety and inserting in lieu thereof the following:

“(a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.1(e), Section 10 or Section 13.24(d)(i); or”

(k) by inserting a new Section 12.12 (Removal of Administrative Agent) immediately following Section 12.11 (Security Documents) as follows:

“12.12 Removal of Administrative Agents. Anything herein to the contrary notwithstanding, if at any time the Required Lenders determine that a Person serving as Administrative Agent is (without taking into account any provision in the definition of “Defaulting Lender” or “Potential Defaulting Lender” requiring notice from an Administrative Agent or any other party) a Defaulting Lender or a Potential Defaulting Lender, the Required Lenders (determined after giving effect to Section 13.1 Amendments and Waivers) may by notice to the Company and such Person remove such Person as Administrative Agent and appoint a replacement Administrative Agent hereunder. Such removal will, to the fullest extent permitted by applicable law, be effective on the earlier of (i) the date a replacement Administrative Agent is appointed and (ii) the date three (3) Business Days after the giving of such notice by the Required Lenders (regardless of whether a replacement Administrative Agent has been appointed).”

(l) by inserting a new paragraph at the end of Section 13.1 (Amendments and Waivers) to read as follows:

“Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment or waiver (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); provided, that any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.”

(m) by inserting the following parenthetical immediately after the first proviso at the end of Section 13.6(b)(i)(A) and before “; and”:

“(it being acknowledged and agreed by the Company that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agents within 5 Business Days after having received notice thereof)”

(n) by deleting Sections 13.16(a) and (b) in their entirety and inserting in lieu thereof the following:

“(a) Agrees that any legal action or proceeding with respect to this Agreement or any other Loan Document shall be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrowers hereby accept for themselves and in respect of their property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts.

(b) The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.”

(o) by inserting a new Section 13.23 (Cash Collateral Call) immediately following Section 13.22 (Stamp Act, 1949 of Malaysia) as follows:

“13.23 Cash Collateral Call. If any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, if any Letter of Credit or Swingline Loan is at the time outstanding, the Letter of Credit Issuer and the relevant Swingline Lender, as the case may be, may (except, in the case of a Defaulting Lender, to the extent the Commitments have been fully reallocated pursuant to Section 13.24 (Reallocation of Defaulting Lender Commitment, Etc.)), by notice to the Company and such Defaulting Lender or Potential Defaulting Lender through any Administrative Agent, require the Company to Cash Collateralize the obligations of the Borrowers to such Letter of Credit Issuer and Swingline Lender in respect of such Letter of Credit or Swingline Loan in an amount equal to the aggregate amount of the unreallocated obligations (contingent or otherwise) of such Defaulting Lender or such Potential Defaulting Lender in respect thereof, or to make other arrangements satisfactory to the Administrative Agents, and to such Letter of Credit Issuer and Swingline Lender, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender or Potential Defaulting Lender.”

(p) by inserting a new Section 13.24 (Reallocation of Defaulting Lender Commitment, Etc.) immediately following Section 13.23 (Cash Collateral Call) as follows:

“13.24 Reallocation of Defaulting Lender Commitment, Etc. If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to any outstanding Letter of Credit Exposure and any outstanding Swingline Exposure of such Defaulting Lender:

(a) the Letter of Credit Exposure of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the U.S. Dollar Lenders that are Non-Defaulting Lenders pro rata in accordance with their respective U.S. Dollar Revolving Credit Commitments; provided that (i) the sum of each such Non-Defaulting Lender’s total U.S. Dollar Revolving Credit Exposure and total Letter of Credit Exposure may not in any event exceed the U.S. Dollar Revolving Credit Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation and (ii) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrowers, the Administrative Agents, the Letter of Credit Issuer, the Swingline Lenders or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender;

(b) the Malaysian Swingline Exposure of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Malaysian Lenders that are Non-Defaulting Lenders pro rata in accordance with their respective Malaysian Revolving Credit Commitments; provided that (i) the sum of the total Malaysian Revolving Credit Exposure and Malaysian Swingline Exposure of each Malaysian Lender that is a Non-Defaulting Lender may not in any event exceed the Malaysian Revolving Credit Commitment of such Malaysian Lender that is a Non-Defaulting Lender as in effect at the time of such reallocation and (ii) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrowers, the Administrative Agents, the Letter of Credit Issuer, the Swingline Lenders or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender;

(c) the Multi-Currency Swingline Exposure of such Defaulting Lender will, subject to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Multi-Currency Lenders that are Non-Defaulting Lenders pro rata in accordance with their respective Multi-Currency Revolving Credit Commitments; provided that (i) the sum of the total Multi-Currency Revolving Credit Exposure and Malaysian Swingline Exposure of each Multi-Currency Lender that is a Non-Defaulting Lender may not in any event exceed the Multi-Currency Revolving Credit Commitment of such Multi-Currency Lender that is a Non-Defaulting Lender as in effect at the time of such reallocation and (ii) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrowers, the Administrative Agents, the Letter of Credit Issuer, the Swingline Lenders or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender;

(d) to the extent that any portion (the “unreallocated portion”) of the Defaulting Lender’s Letter of Credit Exposure and Swingline Exposure cannot be so reallocated, whether by reason of the first proviso in clause (a), (b) or (c) above or otherwise, the Company will, not later than three (3) Business Days after demand by any Administrative Agent (at the direction of the Letter of Credit Issuer and/or any Swingline Lender, as the case may be), (i) Cash Collateralize the obligations of the Borrowers to the Letter of Credit Issuer and the Swingline Lenders in respect of such Letter of Credit Exposure or Swingline Exposure, as the case may be, in an amount equal to the aggregate amount of the unreallocated portion of such Letter of Credit Exposure or Swingline Exposure, or (ii) in the case of such Swingline Exposure, prepay (subject to clause (e) below) and/or Cash Collateralize in full the unreallocated portion thereof, or (iii) make other arrangements satisfactory to the Administrative Agents, and to the Letter of Credit Issuer and the Swingline Lenders, as the case may be, in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender; and

(e) any amount paid by the Borrowers for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agents in a segregated interest bearing account until (subject to Section 13.27 (Cure)) the termination of the Commitments and payment in full of all obligations of the Borrower hereunder and will be applied by the Administrative Agents, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority: first to the payment of any amounts owing by such Defaulting Lender to the Administrative Agents under this Agreement, second to the payment of any amounts owing by such Defaulting Lender to the Letter of Credit Issuer or Swingline Lenders (pro rata as to the respective amounts owing to each of them) under this Agreement, third to the payment of post-default interest and then current interest due and payable to the Lenders hereunder other than Defaulting Lenders, ratably among them in accordance with the amounts of such interest then due and payable to them, fourth to the payment of fees then due and payable to the Non-Defaulting Lenders hereunder, ratably among them in accordance with the amounts of such fees then due and payable to them, fifth to pay principal and other unreimbursed amounts with respect to Letters of Credit then due and payable to the Non-Defaulting Lenders hereunder ratably in accordance with the amounts thereof then due and payable to them, sixth to the ratable payment of other amounts then due and payable to the Non-Defaulting Lenders, and seventh after the termination of the Commitments and payment in full of all obligations of the Borrowers hereunder, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct.”

(q) by inserting a new Section 13.25 (Resignation of Letter of Credit Issuer and/or Swingline Lender) immediately following Section 13.24 (Reallocation of Defaulting Lender Commitment, Etc.) as follows:

“13.25 Resignation of Letter of Credit Issuer and/or Swingline Lender. In addition to the foregoing, if a Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, the Letter of Credit Issuer and/or any Swingline Lender may, upon prior written notice to the Company and the Administrative Agents, resign as Letter of Credit Issuer or Swingline Lender, respectively, effective at the close of business New York time on a date specified in such notice (which date may not be less than three (3) Business Days after the date of such notice); provided that such resignation by the Letter of Credit Issuer will have no effect on the validity or enforceability of any Letter of Credit then outstanding or on the obligations of the Borrowers or any Lender under this Agreement with respect to any such outstanding Letter of Credit or otherwise to the Letter of Credit Issuer; and provided, further, that such resignation by any Swingline Lender will have no effect on its rights in respect of any outstanding Swingline Loans or on the obligations of the Borrowers or any Lender under this Agreement with respect to any such outstanding Swingline Loan.”

(r) by inserting a new Section 13.26 (Termination of Defaulting Lender Commitment) immediately following Section 13.25 (Resignation of Letter of Credit Issuer and/or Swingline Lender) as follows:

“13.26 Termination of Defaulting Lender Commitment. The Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than three (3) Business Days’ prior notice to the Administrative Agents (which will promptly notify the Lenders thereof), and in such event the provisions of Section 13.24(e) will apply to all amounts thereafter paid by the Borrowers for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrowers, the Administrative Agents, the Letter of Credit Issuer, the Swingline Lenders or any Lender may have against such Defaulting Lender.”

(s) by inserting a new Section 13.27 (Cure) immediately following Section 13.26 (Termination of Defaulting Lender Commitment) as follows:

“13.27 Cure. If the Company, the Administrative Agents, the Letter of Credit Issuer and the Swingline Lenders agree in writing in their discretion that a Lender that is a Defaulting Lender or a Potential Defaulting Lender should no longer be deemed to be a Defaulting Lender or Potential Defaulting Lender, as the case may be, the Administrative Agents will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in Section 13.24 (Reallocation of Defaulting Lender Commitment, Etc)), such Lender will, to the extent applicable, purchase such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agents may determine to be necessary to cause the Revolving Credit Exposure, Letter of Credit Exposure and Swingline Exposure of the Lenders to be on a pro rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender or Potential Defaulting Lender and will be a Non-Defaulting Lender (and such Revolving Credit Exposure, Letter of Credit Exposure and Swingline Exposure of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender or Potential Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender or Potential Defaulting Lender.”

Section 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

(a) Certain Documents. The Administrative Agents shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agents:

(i) this Amendment, duly executed by each of the Credit Parties and each of the Administrative Agents;

(ii) an Acknowledgment and Consent, duly executed by each of the Lenders that, when combined, constitute the Required Lenders;

(iii) a certificate of the secretary, assistant secretary or other officer of each Credit Party in charge of maintaining books and records of such Credit Party certifying as to the resolutions of such Credit Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment and each document executed and delivered in connection therewith;

(iv) executed legal opinions of counsels to the Credit Parties, addressed to the Administrative Agents and the Lenders in form and substance and from counsels reasonably satisfactory to the Administrative Agents; and

(v) such other documents and/or certificates as the Administrative Agents may reasonably request.

(b) Other Conditions Precedent. As of the Amendment Effective Date, both before and after giving effect to this Amendment (i) the conditions precedent set forth in Sections 7.1 and 7.2 of the Credit Agreement shall have been satisfied and (ii) the Company shall be in compliance with the covenants set forth in Section 10.9 of the Credit Agreement as of the most recently ended Test Period.

(c) Payment of Fees, Costs and Expenses. The Administrative Agents shall have received payment of all fees, out-of-pocket costs and expenses, including, without limitation, all fees, out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including local counsel) for the Lenders and the Agents) in connection with this Amendment, the Credit Agreement and each other Loan Document, including as required by Section 6 hereof.

(d) Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct in all material respects.

(e) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default, shall have occurred and be continuing.

Section 4. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agents and each Lender as follows:

(a) After giving effect to this Amendment, each of the representations and warranties made by such Credit Party in the Credit Agreement or in any other Credit Document to which such Credit Party is a party is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement or such other Credit Document.

(b) The execution, delivery and performance by such Credit Party of this Amendment and all other agreements and documents to which such Credit Party is a party in connection herewith have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Credit Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Credit Party.

(c) This Amendment and all other agreements and documents executed and delivered by such Credit Party in connection herewith has been duly executed and delivered by such Credit Party, and each of this Amendment, the Credit Agreement, the Security Documents or any other Loan Document to which such Credit Party is a party, in each case, as amended hereby or pursuant to the specific amendment with respect thereto, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

(d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 5. Continuing Effect; Liens and Guarantees.

(a) Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and any other Credit Document are and shall remain in full force and effect and each of the Borrowers shall continue to be bound by all of such terms and provisions. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement and the Security Documents specified herein and shall not constitute an amendment of, or an indication of any Agent’s, any Lender’s or the Letter of Credit Issuer’s willingness to amend or waive, any other provisions of the Credit Agreement or any other Credit Document or the same sections of any of them for any other date or purpose.

(b) Each of the Borrowers and the Guarantors hereby consents to this Amendment and the execution, delivery and performance of the other Credit Documents, including the amendments to the Security Documents as contemplated hereby, to be executed in connection therewith. Each of the Credit Parties hereby acknowledges and agrees that all of its obligations, including all Liens and Guarantees granted to the Secured Parties under the applicable Credit Documents, are reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after the Amendment Effective Date to secure and support the Obligations of the Borrowers and the Guarantors.

Section 6. Costs and Expenses. As provided in Section 13.5 of the Credit Agreement, the Company agrees to reimburse the Agents for all reasonable fees, out-of-pocket costs and expenses, including the reasonable fees, out-of-pocket costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

Section 7. Reference to and Effect on the Credit Documents.

(a) As of the Amendment Effective Date, each reference in the Credit Agreement and the other Credit Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Agent, any Lender or the Letter of Credit Issuer under the Credit Agreement or any Credit Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Credit Document except as and to the extent expressly set forth herein.

(d) Each Credit Party hereby confirms that the guarantees, security interests and liens granted pursuant to the Credit Documents continue to guarantee and secure the Obligations as set forth in the Credit Documents and that such guarantees, security interests and liens remain in full force and effect.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agents of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

Section 9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 10. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 11. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT.

Section 12. Malaysian Stamp Duty Declaration. For the purposes of Section 4(3) and Item 27 of the First Schedule (the “First Schedule”) to the Stamp Act 1949 of Malaysia, the Credit Agreement shall be deemed to be a principal instrument and security to secure the payment of (a) a foreign currency loan denominated in U.S. Dollars, and for which stamp duty of RM500 has been paid pursuant to Item 27(a)(ii) of the First Schedule and (b) a Ringgit loan in the aggregate principal amount of RM76,360,000/-, and for which ad valorem stamp duty has been paid in accordance with Item 27(a)(iii) of the First Schedule, and this Amendment is deemed to be a secondary instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.

AVAGO TECHNOLOGIES FINANCE PTE. LTD.

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

AVAGO TECHNOLOGIES HOLDING PTE. LTD.

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC.

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	President and Secretary

AVAGO TECHNOLOGIES U.S. INC.

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Senior Vice President, Chief Financial Officer and Secretary

AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.)

/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Director

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 4]

GUARANTORS

(solely for the purpose of Section V hereof)

AVAGO TECHNOLOGIES GENERAL IP (SINGAPORE) PTE. LTD.
AVAGO TECHNOLOGIES ECBU IP (SINGAPORE) PTE. LTD.
AVAGO TECHNOLOGIES MANUFACTURING (SINGAPORE) PTE. LTD.
AVAGO TECHNOLOGIES INTERNATIONAL SALES PTE. LIMITED
AVAGO TECHNOLOGIES WIRELESS IP (SINGAPORE) PTE. LTD.
AVAGO TECHNOLOGIES ENTERPRISE IP (SINGAPORE) PTE. LTD.
AVAGO TECHNOLOGIES FIBER IP (SINGAPORE) PTE. LTD.
AVAGO TECHNOLOGIES WIRELESS (U.S.A.) INC.
AVAGO TECHNOLOGIES U.S. R&D INC.
AVAGO TECHNOLOGIES WIRELESS HOLDING (LABUAN) CORPORATION
AVAGO TECHNOLOGIES FIBER HOLDING (LABUAN) CORPORATION
AVAGO TECHNOLOGIES ENTERPRISE HOLDING (LABUAN) CORPORATION
AVAGO TECHNOLOGIES HOLDINGS B.V.
AVAGO TECHNOLOGIES WIRELESS HOLDINGS B.V.
AVAGO TECHNOLOGIES U.K. LIMITED
AVAGO TECHNOLOGIES CANADA CORPORATION
AVAGO TECHNOLOGIES GMBH
AVAGO TECHNOLOGIES JAPAN, LTD.
AVAGO TECHNOLOGIES ITALY S.R.L.
AVAGO TECHNOLOGIES FIBER GMBH (F/K/A EINHUNDERTSECHSUNDNEUNZIGSTE VERWALTUNGSGESELLSCHAFT DAMMTOR MBH)
AVAGO TECHNOLOGIES GENERAL HUNGARY VAGYONKEZELÖ KFT
AVAGO TECHNOLOGIES WIRELESS HUNGARY VAGYONKEZELÖ KFT

By:	/s/ Douglas R. Bettinger
Name:	Douglas R. Bettinger
Title:	Authorized Signatory

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 4]

AVAGO TECHNOLOGIES TRADING LTD

By:	/s/ Patricia H. McCall
Name:	Patricia H. McCall
Title:	Authorized Signatory

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 4]

CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent, Collateral Agent, and Lender

By:	/s/ Ross Levitsky
Name:	Ross Levitsky
Title:	Managing Director

CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent

By:	/s/ Donny Lam
Name:	Donny Lam
Title:	Senior Vice President

CITIBANK N.A., SINGAPORE BRANCH, as Lender and Letter of Credit Issuer

By:	/s/ Ramachandran A.S.
Name:	Ramachandran A.S.
Title:	Director

CITIBANK BERHAD, as Lender

By:	/s/ Jacob Chia
Name:	Jacob Chia
Title:	Director

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 4]

EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT

To:	Citicorp North America, Inc.
Global Loans Support Services
2 Penns Way, Suite 110
New Castle, Delaware 19720
Attention: Lisa Rodrigues

Citicorp International Limited
13/F, Two Harbourfront
22 Tak Funk Street
Hunghom, Kowloon,
Hong Kong
Attention: Loan Agency

Re: Avago Technologies Finance Pte. Ltd. and certain of its Subsidiaries

Reference is made to the Credit Agreement (the “Credit Agreement”) dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages thereto as a “Lender” or that from time to time become parties thereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent, as amended. Unless otherwise specified herein, all capitalized terms used in this Acknowledgment and Consent shall have the meaning ascribed to such terms in Amendment No. 4 to the Credit Agreement or the Credit Agreement, as the context requires.

The Administrative Agents have requested that the Lenders consent to the amendments to the Credit Agreement on the terms described in Amendment No. 4 to the Credit Agreement, the form of which is attached hereto.

Pursuant to Section 13.1 of the Credit Agreement, the undersigned Lender hereby consents to the terms of Amendment No. 4 and authorizes (a) each applicable Administrative Agent to execute and deliver Amendment No. 4 on its behalf and (b) each applicable Administrative Agent and the Collateral Agent to execute and deliver each Security Document and each amendment to any Credit Document contemplated by Amendment No. 4.

Very truly yours,

[Name of Lender]

By:
Name:
Title:

Dated as of July 1, 2010

[SIGNATURE PAGE TO LENDER ACKNOWLEDGMENT AND CONSENT TO AVAGO AMENDMENT NO. 4]